UNITED STATES
SECURITIES AND EXCHANGE COMMISSON
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 18, 2013

UTG, INC
(Exact name of registrant as specified in its charter)

Delaware	0-16867	20-2907892
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5250 South Sixth Street, Springfield, IL	62703
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 217-241-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of UTG, Inc. was held on September 18, 2013 at which the following matters were submitted to a vote of shareholders:

(a)	Votes regarding the election of eight directors:

Name	For	Withheld	Broker Non-Votes
John S. Albin	2,485,702	6,615	322,871
Randall L. Attkisson	2,486,199	6,118	322,871
Joseph A. Brinck, II	2,485,899	6,418	322,871
Jesse T. Correll	2,485,515	6,802	322,871
Ward F. Correll	2,485,515	6,802	322,871
Howard L. Dayton, Jr.	2,486,181	6,136	322,871
Peter L. Ochs	2,486,241	6,076	322,871
James P. Rousey	2,486,199	6,118	322,871

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UTG, INC.

Date: September 18, 2013	By:	/s/ Theodore C. Miller
Theodore C. Miller
Senior Vice President
and Chief Financial Officer